Convertible Preferred Stock Warrants (Tables)	12 Months Ended
Jul. 31, 2012
Equity [Abstract]
Schedule of Fair Value of Warrants
We determined the fair value of the warrants using the BSM option pricing model with the following assumptions:

	Year Ended July 31,
	2010	2011	2012
Expected term (in years)	3 – 8	2 – 7	1-7
Risk-free interest rate	2.5%	1.35% – 1.65%	0.83% – 0.96%
Expected volatility	60%	60%	56% – 57%
Dividend rate	—%	—%	—%